UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2021 (April 22, 2021)

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

Hawaii	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MATX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan

The Board of Directors of Matson, Inc. (the “Company”) previously approved, subject to shareholder approval, the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan (the “Amended 2016 Plan”). As described below under Item 5.07, the Company’s shareholders approved the Amended 2016 Plan at the 2021 Annual Meeting of Shareholders held on April 22, 2021. The Amended 2016 Plan became effective upon shareholder approval and, among other changes, increased by 1,850,000 the number of shares available under the Amended 2016 Plan as described under Proposal 3 of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 9, 2021, which description is incorporated herein by reference.

The foregoing description of the Amended 2016 Plan is qualified in its entirety by reference to the text of the Amended 2016 Plan, which is set forth in Appendix A to the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 9, 2021.

Item 5.07            Submission of Matters to a Vote of Security Holders.

On April 22, 2021, the Company held its 2021 Annual Meeting of Shareholders, at which: (i) seven directors of the Company’s Board of Directors were elected, (ii) executive compensation was approved in an advisory vote, (iii) the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan was approved, and (iv) the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2021 was ratified.

Each matter was described in detail in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 9, 2021. The number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the 2021 Annual Meeting of Shareholders, were as follows:

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Meredith J. Ching	37,341,248	316,673	2,375,061
Matthew J. Cox	37,002,405	655,516	2,375,061
Thomas B. Fargo	35,053,845	2,604,076	2,375,061
Mark H. Fukunaga	37,509,965	147,956	2,375,061
Stanley M. Kuriyama	30,077,450	7,580,471	2,375,061
Constance H. Lau	36,955,212	702,709	2,375,061
Jenai S. Wall	37,521,529	136,392	2,375,061

Proposal 2: Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Vote
36,615,097	939,426	103,398	2,375,061

Proposal 3: Approval of Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan

For	Against	Abstain	Broker Non-Vote
36,713,738	853,450	90,733	2,375,061

Proposal 4: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
39,428,682	587,195	17,105	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Peter T. Heilmann
Peter T. Heilmann
Executive Vice President, Chief Administrative Officer and General Counsel

Dated: April 23, 2021

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